PROSPECTUS SUPPLEMENT -- Sept. 28, 2004*

AXP Variable Portfolio - Large Cap Equity Fund (Oct. 30, 2003) S-6466-99 W
(10/03)


Doug Chase, Portfolio Manager, is taking a leave of absence from AEFC. AEFC expects that Mr. Chase will resume his responsibilities within 90 days. Robert Ewing and Nick Thakore will serve as co-managers of the Fund, responsible for its day-to-day management, with support from William F. "Ted" Truscott, Senior Vice President and Chief Investment Officer of AEFC, and a group of analysts, each with experience in the large-cap space. Mr. Ewing currently manages AXP Large Cap Value Fund, AXP Variable Portfolio - Large Cap Value Fund, and the equity portion of AXP Mutual. Mr. Thakore currently manages AXP Growth Fund and AXP Variable Portfolio - Growth Fund. The respective biographies of Messrs. Ewing, Thakore, and Truscott, appear below.

Robert Ewing, CFA, Portfolio Manager

o  Joined AEFC in 2002.

o Prior to that, Analyst and Portfolio Manager at Fidelity Investments from 1990 to 2002.

o  Began investment career in 1988.

o  BS, Boston College Carroll School of Management.

Nick Thakore, Portfolio Manager

o  Joined AEFC in 2002.

o Prior to that, Analyst and Portfolio Manager at Fidelity Investments from 1993 to 2002.

o  Began investment career in 1993.

o  MBA, Wharton School at University of Pennsylvania.

William F. Truscott, Senior Vice President and Chief Investment Officer

o  Joined AEFC in 2001.

o Prior to that, Chief Investment Officer, Zurich Scudder Investments, Americas, and Managing Director, Zurich Scudder Investments, from 2000 to 2001; Head of Equity Research, Zurich Scudder Investments, Americas, and Managing Director, Zurich Scudder Investments, from 1996 to 2001.

o  Began investment career in 1983.

o  MBA, New York University.



(On or about July 9, 2004, AXP Variable Portfolio - Capital Resource Fund changed its name to AXP Variable Portfolio - Large Cap Equity Fund.)



S-6466-49 A (9/04)

* Valid until next prospectus update.
Destroy Oct. 29, 2004